EXHIBIT 10 (q)



                                 Execution Copy







Sagasco Amadeus Pty Limited (ACN 056 420 396)
"Sagasco"

Magellan Petroleum Corporation (ABN 97 099 695 093)
"MPC"






Share sale agreement













                                [GRAPHIC OMITTED]
                                     Lawyers
          Levels 22-35 No. 1 O'Connell Street Sydney NSW 2000 Australia
                   PO Box H3 Australia Square Sydney NSW 1215
                               www.claytonutz.com
                    Tel + 61 2 9353 4000 Fax + 61 2 8220 6700
                 Our ref - 169/21724160 Contact - Graham Taylor


            Sydney o Melbourne o Brisbane o Perth o Canberra o Darwin

 Liability limited by the Solicitors Scheme approved under the Professional
                            Standards Act 1994 (NSW)

Table of contents


1.          Definitions and interpretation..................................1

            1.1         Definitions.........................................1
            1.2         Interpretation......................................2
            1.3         Governing law.......................................2

2.          Sale of MPA Shares..............................................2


3.          Condition precedent.............................................3


4.          Completion......................................................3

            4.1         Time and place for Completion.......................3
            4.2         Delivery of documents by Sagasco....................3
            4.3         Delivery of documents by MPC........................3
            4.4         Interdependence of obligations......................3
            4.5         Sagasco's obligations until registration............3
            4.6         MPC's obligations to register.......................4

5.          Sagasco's warranties............................................4


6.          MPC's warranties................................................4


7.          Compliance with U.S. securities laws............................4


8.          General.........................................................6

            8.1         Further acts........................................6
            8.2         Notices.............................................6
            8.3         Jurisdiction........................................8
            8.4         Amendment...........................................7
            8.5         Waiver..............................................7
            8.6         Assignment..........................................8
            8.7         Counterparts........................................8
            8.8         Stamp duties........................................8
            8.9         Merger..............................................9
            8.10        Entire agreement....................................9
            8.11        Confidentiality and public announcements............9
            8.12        Expenses...........................................10
            8.13        No representation or reliance......................10
            8.14        Indemnities........................................10

Schedule 1 Transfer of MPA Shares..........................................11


Annexure A Registration Rights Agreement...................................14

Share sale agreement made on July 10, 2003

Parties Sagasco Amadeus Pty Limited (ACN 056 420 396) of Level 39, AMP Centre, 50 Bridge Street, Sydney, NSW, 2000 ("Sagasco")

                        Magellan Petroleum Corporation (ABN 97 099 695 093) of Unit 31, Oak Park, 149 Durham Road, Madison, Connecticut, USA, 06443 ("MPC")

Recitals

A. Magellan Petroleum Australia Limited (ACN 009 728 581) is a company limited by shares registered in Australia with its registered office at Level 10, 145 Eagle Street, Brisbane, Queensland, 4000 ("MPA").

B. Sagasco is the legal and beneficial owner of 1,200,000 fully paid ordinary shares in the issued share capital of MPA ("MPA Shares").

C. Sagasco has agreed to sell and MPC has agreed to purchase the MPA Shares upon the terms and conditions contained in this Agreement.

The parties agree
--------------------------------------------------------------------------------
1.          Definitions and interpretation

1.1         Definitions

            In this Agreement:

            "Agreement" means this Share Sale Agreement, including Schedule 1 and Annex A attached hereto.

            "Business Day" means a day which is not a Saturday, Sunday or public holiday in the State.

            "Completion" means completion of the sale and purchase of the MPA Shares in accordance with the terms of this Agreement.

            "Completion Date" means the fifth Business Day following the receipt of all approvals required under clause 3 of this Agreement or such other date as Sagasco and MPC shall agree.

            "Constitution" means the constitution of MPA.

            "Encumbrance" means any mortgage, charge, pledge, lien, encumbrance, assignment, hypothecation, security interest, title retention, preferential right, trust arrangement, contractual right of set-off or any other security agreement or arrangement in favour of any person.

            "FATA" means the Foreign Acquisitions and Takeovers Act 1975.

            "FIRB Approval" means the unconditional approval pursuant to FATA of the Treasurer to the Proposal or the approval of the Treasurer subject to conditions which are acceptable to MPC acting reasonably.

            "MPA" has the meaning given in Recital A.

            "MPA Shares" has the meaning given in Recital B.

            "MPC Shares" means the common shares in the capital of MPC.

            "Proposal" means the acquisition of the MPA Shares by MPC under this Agreement.

            "Related Body Corporate" has the meaning given in section 9 of the Corporations Act 2001 (Cth).

            "Share Consideration" has the meaning given in clause 2.

            "State" means the State of New South Wales.

1.2         Interpretation

            In this Agreement:

            (a) headings are for convenience only and do not affect interpretation; and unless the context indicates a contrary intention:

            (b) an obligation or liability assumed by, or a right conferred on, 2 or more parties binds or benefits all of them jointly and each of them severally;

            (c) the expression "person" includes an individual, the estate of an individual, a corporation, an authority, an association or a joint venture (whether incorporated or unincorporated), a partnership and a trust;

            (d) a reference to any party includes that party's executors, administrators, successors and permitted assigns, including any person taking by way of novation;

            (e) a reference to any document (including this Agreement) is to that document as varied, novated, ratified or replaced from time to time;

            (f) a reference to any statute or to any statutory provision includes any statutory modification or re-enactment of it or any statutory provision substituted for it, and all ordinances, by-laws, regulations, rules and statutory instruments (however described) issued under it;

            (g) words importing the singular include the plural (and vice versa), and words indicating a gender include every other gender;

            (h) references to parties, clauses, schedules, exhibits or annexures are references to parties, clauses, schedules, exhibits and annexures to or of this Agreement, and a reference to this Agreement includes any schedule, exhibit or annexure to this Agreement;

            (i) where a word or phrase is given a defined meaning, any other part of speech or grammatical form of that word or phrase has a corresponding meaning;

            (j) references to payments to any party to this Agreement include payments to another person upon the direction of such party;

            (k) all payments to be made under this Agreement will be made by unendorsed bank cheque or other immediately available funds;

            (l) the word "includes" in any form is not a word of limitation; and

            (m) a reference to "$" or "dollar" is to Australian currency.

1.3         Governing law

            This Agreement is governed by and will be construed according to the laws of the State.

--------------------------------------------------------------------------------
2.          Sale of MPA Shares

            (a) Sagasco agrees to sell to MPC, and MPC agrees to purchase from Sagasco, the MPA Shares (including any additional shares issued between the date of this Agreement and the Completion Date, inclusive, as a result of a stock split, stock dividend, recapitalisation or the like) free of any Encumbrance in consideration for the issue of 1,300,000 MPC Shares (as such number of MPC Shares may be increased pursuant to clause 2(b), the "Share Consideration") by MPC to Sagasco, on the Completion Date in accordance with the terms and conditions contained in this Agreement.

            (b) In the event that between the date of this Agreement and the Completion Date, inclusive, MPC issues to the holders of MPC Shares additional MPC Shares as a result of a stock split, stock dividend, recapitalisation or the like, the Share Consideration to be issued to Sagasco pursuant to this clause 2 shall be increased by the number of MPC Shares that Sagasco would have received had it held the Share Consideration at the time of the distribution.


--------------------------------------------------------------------------------
3.          Conditions precedent

            (a) FIRB Approval is a condition precedent to the obligations of
                MPC and Sagasco under clauses 2 and 4.

            (b) MPC must do all things pursuant to FATA which are reasonably necessary to obtain FIRB Approval promptly after the execution of this Agreement.

            (c) FIRB Approval is taken to have been granted:

                (i) if a notice is issued pursuant to FATA stating that the Commonwealth Government does not object to the Proposal; or

                (ii) if notice of the Proposal has been given to the Treasurer pursuant to FATA and the Treasurer is, by reason of lapse of time, not empowered to make an order under Part II of FATA in relation to the Proposal.

            (d) In the event that between the date of this Agreement and the
                Completion Date, inclusive, MPC issues to the holders of MPC Shares cash dividends or other distributions (other than in the form of additional MPC Shares), Sagasco may at its option refuse to perform its obligations under clauses 2 and 4.

--------------------------------------------------------------------------------
4.          Completion

4.1         Time and place for Completion

            Completion will take place on the Completion Date at the offices of Corrs Chambers Westgarth, Waterfront Place, 1 Eagle Street, Brisbane 4000 Queensland, Australia.
            .

4.2         Delivery of documents by Sagasco

            On Completion Sagasco will deliver or cause to be delivered to MPC:

            (a) a duly executed transfer form for the transfer of the MPA Shares from Sagasco to MPC in substantially the form set out in
                schedule 1; and

            (b) a Registration Rights Agreement in the form set out in annexure A duly executed by Sagasco.

4.3         Delivery of documents by MPC

            On Completion MPC will issue the Share Consideration and will deliver or cause to be delivered to Sagasco:

            (a) the stock certificate(s) for the Share Consideration; and

            (b) a Registration Rights Agreement in the form set out in annexure
                A duly executed by MPC.

4.4         Interdependence of obligations

            The obligations of Sagasco and MPC under clauses 4.2 and 4.3 are interdependent.

4.5         Sagasco's obligations until registration

            After Completion and until the MPA Shares are registered by MPA in the name of MPC, Sagasco must take all action as registered holder of the MPA Shares as MPC may reasonably require from time to time by notice.

4.6         MPC's obligations to register
            MPC must ensure that registration of the transfer of the MPA Shares takes place as soon as is reasonably possible after Completion.


--------------------------------------------------------------------------------
5.          Sagasco's warranties

            As part of the terms of the sale and purchase of the MPA Shares, Sagasco warrants to MPC as at a time immediately before Completion that:

            (a) Sagasco is the sole legal and beneficial owner of the MPA Shares which are free of any Encumbrance, and Sagasco has complete and unrestricted power and right to sell, assign and transfer the MPA Shares to MPC;

            (b) the MPA Shares are fully paid up;

            (c) there are no outstanding options, contracts, calls, first refusals, commitments, rights or demands of any kind relating to the MPA Shares, nor does any person have any rights of pre-emption in respect of any of the MPA Shares;

            (d) the execution and performance of this Agreement and the
                Registration Rights Agreement by Sagasco have been duly and validly authorised by all necessary corporate action on its part;

            (e) this Agreement and the Registration Rights Agreement are, or will be, valid and binding agreements on Sagasco enforceable in accordance with their terms and conditions; and

            (f) the MPA Shares are fully tradeable on the Australian Stock
                Exchange.

--------------------------------------------------------------------------------
6.          MPC's warranties

            As part of the terms of the sale and purchase of the MPA Shares, MPC warrants to Sagasco as at a time immediately before Completion that:

            (a) the Share Consideration will be issued to Sagasco free of any
                Encumbrance, and MPC has complete and unrestricted power and right to issue the MPC Shares to Sagasco;

            (b) the Share Consideration will be issued as fully paid up
                MPC Shares;

            (c) there will be no outstanding options, contracts, calls, first refusals, commitments, rights or demands of any kind relating to the Share Consideration, nor will any person have any rights of pre-emption in respect of any of the Share Consideration;

            (d) the execution and performance of this Agreement and the
                Registration Rights Agreement by MPC have been duly and validly authorised by all necessary corporate action on its part;

            (e) this Agreement and the Registration Rights Agreement are, or will be, valid and binding agreements on MPC enforceable in accordance with their terms and conditions; and

            (f) the Share Consideration will be of the same class as the MPC
                Shares that are currently traded on the NASDAQ SmallCap Market.

--------------------------------------------------------------------------------
7.          Compliance with U.S. securities laws

            (a) Representations and Warranties of Sagasco. Sagasco represents and warrants to MPC that it:

                (i) understands that the Share Consideration to be issued in accordance with clauses 2 and 4.3 have not been, and, as of the date of issuance, will not be, registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or under any U.S. state securities laws, and are being issued pursuant to a "safe harbor" exemption from registration contained in Regulation S promulgated under the Securities Act based, in part, upon the representations and warranties of Sagasco contained herein.

                (ii) has received certain information concerning MPC and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding shares of MPC's common stock;

                (iii) is able to bear the economic risk and lack of liquidity inherent in holding MPC Shares;

                (iv) is an "Accredited Investor" as defined in Regulation D promulgated under the Securities Act;

                (v) (A) is not a "U.S. Person" (as that term is defined in Rule 902 of Regulation S under the Securities Act); (B) is not acquiring the Share Consideration for the account or benefit of any U.S. Person and has not pre-arranged any resale of any of the Share Consideration with any buyer located in the United States or otherwise with a U.S. Person; and (C) was not offered the Share Consideration in the United States, and at the time of execution of this Agreement and of any offer to purchase the Share Consideration received from MPC hereunder, was located outside the United States;

                (vi) is not engaged in the business of distributing securities;
                                      - 5 -

                (vii) will not engage in hedging transactions with regard to the Share Consideration unless in compliance with the Securities Act; and

                (viii) has not engaged and will not engage, nor have any of its affiliates or any person acting on behalf of it or any of them engaged in or will engage in, any "directed selling efforts" with respect to the Share Consideration within the meaning of Rule 902(c) of Regulation S adopted under the Securities Act.

            (b) Representation and Warranty by MPC. MPC represents and warrants that neither it, nor any of its affiliates or any person acting on behalf of any of them, has engaged or will engage in any "directed selling efforts" with respect to the Share Consideration within the meaning of Rule 902(c) of Regulation S adopted under the Securities Act, and it, its affiliates and any person acting on behalf of any of them have complied and will comply with the offering restrictions requirement of Regulation S under the Securities Act.

            (c) Legending and Stop Transfer Requirements.

                (i) The stock certificate delivered by MPC to Sagasco in accordance with clause 4.3 representing the Share Consideration will be imprinted with a legend substantially in the following form:

                        "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and have been issued pursuant to an exemption from registration under Regulation S promulgated under the Securities Act. Such shares are "restricted securities" as defined in Rule 144 promulgated under the Securities Act and may not be offered for sale, sold, delivered after sale, transferred, pledged, or hypothecated except: (i) in accordance with the provisions of Regulation S under the Securities Act; (ii) pursuant to registration under the Securities Act; or (iii) pursuant to an opinion of counsel reasonable satisfactory to Magellan Petroleum Corporation that such shares may be transferred without registration under the Securities Act. Hedging transactions involving the shares represented by this certificate may not be conducted unless in compliance with the Securities Act."

                (ii) MPC shall refuse to register any transfer of the Share Consideration that is not made in accordance with:
                        (A) the provisions of this Agreement; and (B) the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act.

            (d) Resales of the Share Consideration. Sagasco shall make, or cause to be made, any resales of the Share Consideration pursuant to one of the following methods:

                (i) "offshore transactions" (as such term is defined in Regulation S) pursuant to the resale safe harbor of Rule 904 of Regulation S adopted under the Securities Act;

                (ii) any resale registration statement on Form S-3 (or such other form as may be available for the registration of such resales) that may be filed by MPC with the U.S. Securities and Exchange Commission following Completion as required under the Registration Rights Agreement between Sagasco and MPC in the form set out in annexure A;

                (iii)       Rule 144 promulgated under the Securities Act; or

                (iv) any other available exemption under the Securities Act; provided that, in the case of (iii) and (iv), Sagasco shall first furnish MPC with a written opinion reasonably satisfactory to MPC in form and substance from counsel reasonably satisfactory to MPC by reason of experience to the effect that Sagasco may transfer such shares as desired without registration under the Securities Act (each such resale described in (i)-(iv), a "Permitted Resale" and collectively, the "Permitted Resales"). Any such Permitted Resales shall be made in offshore transactions or in transactions in the United States on the Nasdaq SmallCap Market or otherwise.

--------------------------------------------------------------------------------
8.          General

8.1         Further acts

            Each party will promptly do and perform all further acts and execute and deliver all further documents (in form and content reasonably satisfactory to each party) required by law or reasonably requested by any other party to give effect to this Agreement.

8.2         Notices

            Any communication under or in connection with this Agreement:

            (a)  must be in writing;

            (b)  must be addressed as shown below:

                (i)         in the case of Sagasco:

                            Name:   Sagasco Amadeus Pty Limited

                            Address:Level 39, AMP Centre, 50 Bridge Street,
                                    Sydney, 2000

                            Fax no: +612 9235 1661

                            For the attention of: Company Secretary

                            With a copy to:

                            Name:   Graham Taylor, Esq.

                            Address:Clayton Utz, Levels 22-35, No. 1 O'Connell
                                    Street, Sydney NSW 2000 Australia

                            Fax no: +612 8220 6700

                            (or as otherwise notified by that party to the other party from time to time); and

                (ii)        in the case of MPC:

                            Name: Magellan Petroleum Corporation

                            Address:c/o G&O'D Inc. Box 1146, Madison,
                                    Connecticut, USA, 06443-1146

                            Fax no: +1 203 245 8290

                            For the attention of:  James R. Joyce, President

                            With a copy to:

                            Name:   Timothy L. Largay, Esq.

                            Address:Murtha Cullina LLP, 185 Asylum Street,
                                    Hartford, Connecticut, USA, 06103-3469

                            Fax no: + 1 860 240 6150

                            (or as otherwise notified by that party to the other party from time to time);

            (c) must be signed by the party making the communication or (on its behalf) by the solicitor for, or by any attorney, director, secretary, or authorised agent of, that party;

            (d) must be delivered or posted by prepaid post to the address, or sent by fax to the number, of the addressee, in accordance with clause 8.2(b); and

            (e)  will be deemed to be received by the addressee:

                (i) (in the case of prepaid post) on the third business day after the date of posting within Australia to an address within Australia, and on the fifth business day after the date of posting either within Australia to an address outside Australia or outside Australia to an address within Australia;

                (ii) (in the case of fax) at the local time (in the place of receipt of that fax) which then equates to the time at which that fax is sent as shown on the transmission report which is produced by the machine from which that fax is sent and which confirms transmission of that fax in its entirety, unless that local time is a non business day, or is after
                            5.00 pm on a business day, in which event that communication will be deemed to be received at 9.00 am on the next business day; and

                (iii) (in the case of delivery by hand) on delivery at the address of the addressee as provided in clause 8.2(b), unless that delivery is made on a non business day, or after 5.00 pm on a business day, when that communication will be deemed to be received at 9.00 am on the next business day, and where "business day" means a day which is not a Saturday, Sunday or public holiday in the place of receipt of that communication.

8.3         Jurisdiction

            (a) Each party irrevocably submits to the non-exclusive
                jurisdiction of the courts of the State, and the courts competent to determine appeals from those courts, with respect to any proceedings which may be brought at any time relating in any way to this Agreement.

            (b) Each party irrevocably waives any objection it may now or in the future have to the venue of any proceedings, and any claim it may now or in the future have that any proceedings have been brought in an inconvenient forum, where that venue falls within
                (a) of this clause.

8.4         Amendment

            This Agreement may only be varied by a document signed by or on behalf of each of the parties.

8.5         Waiver

            (a) Failure to exercise or enforce or a delay in exercising or enforcing or the partial exercise or enforcement of any right, power or remedy provided by law or under this Agreement by any party will not in any way preclude, or operate as a waiver of, any exercise or enforcement, or further exercise or enforcement of that or any other right, power or remedy provided by law or under this Agreement.

            (b) Any waiver or consent given by any party under this Agreement will only be effective and binding on that party if it is given or confirmed in writing by that party.

            (c) No waiver of a breach of any term of this Agreement will operate as a waiver of another breach of that term or of a breach of any other term of this Agreement.

8.6         Assignment

            A party cannot assign, novate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of each other party.

8.7         Counterparts

            (a) This Agreement may be executed in any number of counterparts and by the parties on separate counterparts. Each counterpart constitutes an original of this Agreement, all of which together constitute one agreement.

            (b) A party may execute this Agreement or any counterpart and exchange it by fax and the fax will be accepted as an original.

8.8         Stamp duties

            (a) MPC will:

                (i) pay all stamp duties (apart from financial institutions duties or bank account debit taxes which will lie between the parties as they fall) and any related fines and penalties in respect of this Agreement, the performance of this Agreement and each transaction effected by or made under or pursuant to this Agreement; and

                (ii) indemnify Sagasco against any liability arising from failure to comply with clause 8.8(a)(i).

            (b) MPC is authorised to make any application for and retain the proceeds of any refund due in respect of any stamp duty paid under this clause.

8.9         Merger

            No right or obligation of any party will merge on completion of any transaction under this Agreement. All rights and obligations under this Agreement survive the execution and delivery of any transfer or other document which implements any transaction under this Agreement.

8.10        Entire agreement

            To the extent permitted by law, in relation to the subject matter of this Agreement, this Agreement:

            (a) embodies the entire understanding of the parties, and
                constitutes the entire terms agreed on between the parties; and

            (b) supersedes any prior written or other agreement between the parties.

8.11        Confidentiality and public announcements

            (a) Confidentiality

                Subject to clauses 8.11(b) and 8.11(c), each party must keep the terms of this Agreement confidential.

            (b) Exceptions

                A party may make any disclosure in relation to this Agreement:

                (i) to any professional adviser, financial adviser, banker, financier or auditor where that person is obliged to keep the information confidential;

                (ii) to comply with any applicable law, or any requirement of any regulatory body
                            (including any relevant stock exchange);

                (iii)       to any of its employees to whom it is
                            necessary to disclose the information;

                (iv) to obtain the consent of any third party to any term of, or to any act pursuant to, this Agreement;

                (v) to enforce its rights or to defend any claim or action under this Agreement;

                (vi) to a Related Body Corporate, on receipt of an undertaking to keep the information confidential; or

                (vii) where the information has come into the public domain through no fault of that party.

            (c) Public announcements

                Except as required by applicable law or the requirements of any regulatory body (including any relevant stock exchange), all press releases and other public announcements in relation to this Agreement must be in terms reasonably agreed by the parties.

            (d) Return of information on rescission or termination

                If this Agreement is rescinded or terminated, MPC will cease using and return to Sagasco all information and documents disclosed or provided to it or to any Related Body Corporate of it or to the directors, secretary or professional advisers of MPC or of any Related Body Corporate of MPC in connection with the sale of the MPA Shares.

8.12        Expenses

            Except as otherwise provided in this Agreement, each party will pay its own costs and expenses in connection with the negotiation, preparation, execution, and performance of this Agreement.

8.13        No representation or reliance

            (a) Each party acknowledges that no party (nor any person
                acting on its behalf) has made any representation or other inducement to it to enter into this Agreement, except for representations or inducements expressly set out in this Agreement.

            (b) Each party acknowledges and confirms that it does not
                enter into this Agreement in reliance on any representation or other inducement by or on behalf of any other party, except for any representation or inducement expressly set out in this Agreement.

8.14        Indemnities

            (a) Each indemnity in this Agreement is a continuing
                obligation, separate and independent from the other obligations of the parties, and survives termination, completion or expiration of this Agreement.

            (b) It is not necessary for a party to incur expense or to make any payment before enforcing a right of indemnity conferred by this Agreement.

Schedule 1
Transfer of MPA Shares



[See over page]

--------------------------------------------------------------------------------
                               SHARE TRANSFER FORM
--------------------------------------------------------------------------------
For non-Market Transactions        Transfer Ident. Number:

                                   Impress stamp duty here
--------------------------------------------------------------------------------
FULL NAME OF CORPORATION:          MAGELLAN PETROLEUM AUSTRALIA LIMITED

                                   ACN 009 728 581
--------------------------------------------------------------------------------
STATE OR TERRITORY IN WHICH        Queensland
CORPORATION IS TAKEN TO BE
REGISTERED
--------------------------------------------------------------------------------
DESCRIPTION OF SECURITIES:         Ordinary shares    Fully paid?  Y

                                   If not fully paid, paid to:

--------------------------------------------------------------------------------
QUANTITY:                          1,200,000 (one million two hundred thousand)
--------------------------------------------------------------------------------
FULL NAME OF TRANSFEROR:           SAGASCO AMADEUS PTY LIMITED

                                   ACN 056 420 396
--------------------------------------------------------------------------------
CONSIDERATION:                     Refer to clause 2 of the Share      Date of
                                   Sale Agreement between the          purchase:
                                   Transferor and Transferee
--------------------------------------------------------------------------------
FULL NAME OF TRANSFEREE:           MAGELLAN PETROLEUM CORPORATION

                                   ABN 97 099 695 093
--------------------------------------------------------------------------------
FULL ADDRESS OF TRANSFEREE:        c/o G&O'D Inc., Box 1146, Madison,
                                   Connecticut, USA, 06443-1146
--------------------------------------------------------------------------------
CHANGE REQUEST                     Please enter this transfer in the Company's
                                   register
--------------------------------------------------------------------------------

The transferor as registered holder transfers to the transferee the securities registered in the transferor's name in the register of the corporation, subject to the conditions on which the transferor holds the securities. The transferee accepts the securities on the conditions on which the transferor held them. If transfer is signed under a power of attorney, the attorney states that the attorney has not received any notice of the revocation of the power of attorney under which this transfer is signed.


The transferee states that upon registration of this transfer the transferee will hold the securities beneficially.
--------------------------------------------------------------------------------
TRANSFEROR
SIGN HERE:
--------------------------------------------------------------------------------
Date signed:
--------------------------------------------------------------------------------
TRANSFEREE
SIGN HERE:
--------------------------------------------------------------------------------

Signed as an agreement.



The Common Seal of Sagasco Amadeus Pty
Limited (ACN 056 420 396) was affixed in the presence of:





--------------------------------        --------------------------------------

Signature of Director                   Signature of Secretary/other Director



--------------------------------        --------------------------------------
Name of Director in full                Name of Secretary/other Director in full




Signed on behalf of Magellan
Petroleum Corporation (ABN 97
099 695 093) by:



/s/ James R. Joyce                      /s/ Timothy L. Largay
--------------------------------        ----------------------------------------
Signature                               Signature

James R. Joyce, President               Timothy L. Largay, Secretary